UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2009 (May 18, 2009)
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.
Item 1.01 Entry into a Material Definitive Agreement.
     On May 18, 2009, EOG Resources, Inc. (EOG) entered into an underwriting agreement with Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and the other underwriters identified therein (Underwriting Agreement) relating to the sale of $900 million aggregate principal amount of EOG’s 5.625% Senior Notes due 2019 (the Notes), subject to the terms and conditions therein. The Underwriting Agreement contains customary representations and warranties on EOG’s part. The Underwriting Agreement also contains customary indemnification and contribution provisions whereby EOG and the underwriters have agreed to indemnify each other against certain liabilities. The offering of the Notes pursuant to the Underwriting Agreement is expected to close on May 21, 2009. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
     EOG is offering the Notes pursuant to a Prospectus Supplement dated May 18, 2009, which was filed with the Securities and Exchange Commission on May 19, 2009 and which forms part of EOG’s shelf registration statement on Form S-3 (Registration No. 333-159301). The Notes will be issued under an indenture, dated as of May 18, 2009, by and between EOG, as issuer, and Wells Fargo Bank, NA, as trustee.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

*1.1	Underwriting Agreement, dated May 18, 2009, by and among EOG and Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*5.1	Opinion of Fulbright & Jaworski L.L.P. dated May 18, 2009.

*23.1	Consent of Fulbright & Jaworski L.L.P. (included as part of Exhibit 5.1).

*	Exhibits filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: May 19, 2009	/s/ TIMOTHY K. DRIGGERS
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

*1.1	Underwriting Agreement, dated May 18, 2009, by and among EOG and Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*5.1	Opinion of Fulbright & Jaworski L.L.P. dated May 18, 2009.

*23.1	Consent of Fulbright & Jaworski L.L.P. (included as part of Exhibit 5.1).

*	Exhibits filed herewith